SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 1997
                                                         (August 19, 1997)


                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                    0-10592                    14-1630287
           (Commission File Number) (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 5.           Other Events

                           A press  release  was  issued  on  August  19,  1997,
                  declaring a quarterly cash dividend of $0.275 per share, payable October 1, 1997, and the issuance of a 15% stock split, to be distributed on November 14, 1997. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.                Description





                           99(a)                     Press  release dated August
                                                     19,   1997,   declaring   a
                                                     quarterly  cash dividend of
                                                     $0.275 per  share,  payable
                                                     October  1,  1997,  and the
                                                     issuance  of  a  15%  stock
                                                     split, to be distributed on
                                                     November 14, 1997.

                                   SIGNATURES






      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






Date: August 19, 1997

                                              TrustCo Bank Corp NY
                                              (Registrant)


                                              By: /s/Robert T. Cushing
                                                  --------------------
                                                  Robert T. Cushing
                                                  Vice President and
                                                  Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.    Description                           Page
------------------     ----------------------------         ----------





         99(a)         Press release dated August 19, 1997,        5
                       declaring a quarterly cash dividend of
                       $0.275 per share, payable October 1, 1997, and the issuing of a 15% stock split, to be distributed on November 14, 1997.

                                                              Exhibit 99(a)

TRUSTCO
Bank Corp NY                                           News Release
-----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank

Contact: William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611

FOR IMMEDIATE RELEASE:

   TRUSTCO DECLARES CASH DIVIDEND AND STOCK SPLIT

Schenectady, New York - August 19, 1997






On August 19, 1997 the Board of Directors of the Company declared a quarterly dividend of $0.275 per share, payable
October 1, 1997, to the shareholders of record at the close of business on September 5, 1997.

The Company also announced that its Board of Directors approved a 15% stock split. The additional shares are to be distributed on November 14, 1997 to shareholders of record on October 24, 1997. The Board of Directors also expressed its intent to maintain its $1.10 annual dividend rate per share.

TrustCo is a $2.3 billion bank holding company and through its subsidiary bank, Trustco Bank, National Association,operates 51 bank offices in Albany,Columbia, Greene,Rensselaer,Saratoga,Schenectady,Warren,and Washington counties. In addition, the bank operates a full service Trust Department with $1.02 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

                                             # # # #